Exhibit 10.9

STOCK SUBSCRIPTION AGREEMENT

To the Board of Directors of UtiliPoint International, Inc.

For a period of up to two (2) months after the date hereof, the undersigned hereby subscribes to purchase the no par value common stock of UtiliPoint International, Inc. in such amounts and at such times as the Subscriber (or its Permitted Transferees as defined in the Stockholders Agreement) determines, in its sole discretion, up to the maximum consideration and number of shares set forth opposite its name below.

Name	Consideration	Number of Shares
Knox Lawrence International, LLC	$100,000	2,000

Subscriber hereby represents and states the securities are being purchased for investment for its own account and not with a view towards the distribution thereof.  Subscriber acknowledges the securities were not offered for sale by means of publicly disseminated advertisements or sales literature.

DATED effective this 1st day of July, 2009.	Very truly yours,

Knox Lawrence International, LLC

	By:	/s/ Nana Baffour
Name: Nana Baffour
Title: Managing Principal

Accepted this 1st day
of July, 2009.

UTILIPOINT INTERNATIONAL, INC.

By: /s/ CD Hobbs
Name: CD Hobbs
Title: President and CEO